FOR IMMEDIATE RELEASE
Bowman Announces Record Results for Fourth Quarter and Full Year 2024
Strength of new orders signals continued growth for 2025
March 11, 2025, Reston, VA - Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced record financial results for the fourth quarter and full year ended December 31, 2024.
Fourth Quarter 2024 Versus Fourth Quarter 2023 Financial Results:
•Gross contract revenue of $113.2 million compared to $93.0 million, a 21.7% increase
•Net service billing1 of $98.6 million compared to $80.5 million, a 22.5% increase
•Organic net service billing growth2 of 9% compared to 4%
•Net income of $5.9 million compared to a net loss of $7.7 million
•Adjusted EBITDA1 of $17.0 million compared to $11.2 million, a 51.8% increase
•Adjusted EBITDA margin, net 1 of 17.2% compared to 14.0%, a 320-bps increase
•Cash flows from operations of $11.9 million compared to ($0.5 million)
•Basic and Diluted EPS of $0.34 and $0.33, respectively, compared to ($0.59)
•Gross backlog of $399.0 million compared to $306.0 million, a 30.4% increase
Full-Year 2024 Versus Full-Year 2023 Financial Results:
•Gross contract revenue of $426.6 million compared to $346.3 million, a 23.2% increase
•Net service billing1 of $379.7 million compared to $304.0 million, a 24.9% increase
•Organic net service billing growth2 of 13% compared to 18%
•Net income of $3.0 million compared to a net loss of $6.6 million
•Adjusted EBITDA1 of $59.5 million compared to $47.0 million, a 26.6% increase
•Adjusted EBITDA margin, net 1 of 15.7% compared to 15.5%, a 20-bps increase
•Cash flows from operations of $24.3 million compared to $11.7 million,
•Basic and Diluted EPS was $0.18 and $0.17, respectively, compared to ($0.53)

CEO Commentary
“Fiscal 2024, our third full year as a public company, was another successful year of growth for Bowman,” said Gary Bowman, chairman and CEO of Bowman. “We made eight strategic acquisitions which grew our presence across all our markets, expanded our geographic footprint, added significant new talent, deepened our technical services and laid a solid foundation for continued long-term organic revenue growth. We finished the year strong, producing as much operating cash flow in the fourth quarter as we did for all of 2023, and nearly doubling our cash flows from operations during the first nine months of 2024. For the year, we posted record results and delivered another year of meaningful backlog growth. Bookings were especially strong in the second half of 2024 generating a healthy book-to-burn ratio.
“This year’s off to a strong start with continued strong bookings pacing ahead of plan. Looking ahead, our objective in 2025 is to make investments in service line expansions and technology tools that will increase our wallet-share with customers, improve the delivery of our services and accelerate long-term organic growth. We believe the market for our services is as dynamic, technologically complex and economically viable as it has ever been, supported by continued demand for infrastructure expansion and improvement. To date, we have experienced minimal adverse impact from recent changes in government spending priorities and economic policies. We remain optimistic about our long-term trajectory and confident in our ability to create value for our shareholders.”
Stock Repurchase Activities
Bowman repurchased $34.4 million of common stock during the twelve months ended December 31, 2024, with $11.1 million from the repurchase of shares from employees in connection with the payment of taxes associated with stock vesting and $23.3 million under a Company repurchase authorization. The average price paid during the twelve months was approximately $26.56 per share repurchased.
After the end of the year, the Company has repurchased an additional $4.1 million of its common stock under its repurchase authorization. Approximately $11.0 million remains available under the Company’s current repurchase authorization.
Non-GAAP Adjusted Earnings per Share3
In connection with the release of financial results, the Company reported the non-GAAP financial metric of Adjusted Earnings per Share as follows:

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
Adjusted Earnings Per Share (Non-GAAP)	2024	2023	2024	2023
Basic	$0.72	$0.33	$1.23	$1.12
Diluted	$0.71	$0.31	$1.20	$1.03
Other Fiscal 2024 Highlights and Subsequent Events
•Acquired eight companies in 2024, representing approximately $60 million of run-rate net service billing; broadened services and sector expertise and expanded nationwide reach with additional bridge, transportation, utility services, sustainability, fire protection, electrical engineering, water/wastewater, utility rate studies and economic consulting and advanced high-altitude orthoimaging and geospatial capabilities.
•On February 14, 2025, the Company closed on the acquisition of UP Engineers in San Antonio, Texas.
•In March 2025, the Company received commitment from bank syndicate participants to expand its Senior Secured Credit Facility by $40 million to $140 million.
Fiscal Year 2025 Guidance
The Company is increasing its previously issued fiscal year 2025 guidance. The table below summarizes Bowman’s updated guidance for fiscal year 2025:

Date Issued	Net Revenue	Adjusted EBITDA
March 2025	$428 - $440 MM	$70 - $76 MM
The current outlook for 2025 is based on completed and definitively contracted acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.
Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, March 12, 2025, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.

About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,300 employees in more than 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic growth for the three and twelve months ended 12/31/24 excludes revenue from acquisitions completed on or after January 1, 2024. Year over year growth rates only reflect revenue recognized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.
Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	December 31, 2024	December 31, 2023

ASSETS
Current Assets
Cash and equivalents	$ 6,698	$ 20,687
Accounts receivable, net	105,105	87,565
Contract assets	43,369	33,520
Notes receivable - officers, employees, affiliates, current portion	1,889	1,199
Prepaid and other current assets	19,560	11,806
Total current assets	176,621	154,777
Non-Current Assets
Property and equipment, net	42,011	27,601
Operating lease, right-of-use assets	42,085	40,743
Goodwill	134,653	96,393
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	638	1,119
Other intangible assets, net	65,409	46,294
Deferred tax asset, net	42,040	33,780
Other assets	1,521	1,175
Total Assets	$ 505,881	$ 402,785
LIABILITIES AND EQUITY
Current Liabilities
Revolving credit facility	37,000	45,290
Accounts payable and accrued liabilities, current portion	51,626	44,394
Contract liabilities	7,905	7,481
Notes payable, current portion	17,075	13,989
Operating lease obligation, current portion	10,979	9,016
Finance lease obligation, current portion	10,394	6,586
Total current liabilities	134,979	126,756
Non-Current Liabilities
Other non-current obligations	45,079	42,288
Notes payable, less current portion	19,992	13,738
Operating lease obligation, less current portion	37,058	37,660
Finance lease obligation, less current portion	17,940	14,408
Pension and post-retirement obligation, less current portion	4,718	4,654
Total liabilities	$ 259,766	$ 239,504

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2024 and 2023	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of December 31, 2024 and 2023; 21,281,247 shares issued and 17,382,138 outstanding, and 17,694,495 shares issued and 15,094,278 outstanding as of December 31, 2024 and 2023, respectively	213	177
Additional paid-in-capital	329,073	215,420
Accumulated other comprehensive income	1,146	590
Treasury stock, at cost; 3,899,109 and 2,600,217, respectively	(60,901)	(26,410)
Stock subscription notes receivable	(30)	(76)
Accumulated deficit	(23,386)	(26,420)
Total shareholders' equity	$ 246,115	$ 163,281

TOTAL LIABILITIES AND EQUITY	$ 505,881	$ 402,785

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Gross Contract Revenue	$ 113,224	$ 92,969	$ 426,564	$ 346,256
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	38,446	33,679	156,866	127,961
Sub-consultants and expenses	14,602	12,453	46,895	42,262
Total contract costs	53,048	46,132	203,761	170,223
Operating Expenses:
Selling, general and administrative	51,591	44,655	197,452	158,377
Depreciation and amortization	7,256	5,939	27,828	18,723
(Gain) on sale	(84)	(64)	(477)	(411)
Total operating expenses	58,763	50,530	224,803	176,689
Income (loss) from operations	1,413	(3,693)	(2,000)	(656)
Other expense	946	1,939	6,946	5,791
Income (loss) before tax benefit	467	(5,632)	(8,946)	(6,447)
Income tax (benefit) expense	(5,437)	2,078	(11,980)	177
Net income (loss)	$ 5,904	$ (7,710)	$ 3,034	$ (6,624)
Earnings allocated to non-vested shares	396	–	230	–
Net income (loss) attributable to common shareholders	$ 5,508	$ (7,710)	$ 2,804	$ (6,624)
Earnings (loss) per share
Basic	$ 0.34	$ (0.59)	$ 0.18	$ (0.53)
Diluted	$ 0.33	$ (0.59)	$ 0.17	$ (0.53)
Weighted average shares outstanding:
Basic	16,345,248	13,043,111	15,754,344	12,490,914
Diluted	16,696,194	13,043,111	16,132,023	12,490,914

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands except per share data)

	For the Year Ended December 31,
	2024	2023
Cash Flows from Operating Activities:
Net income (loss)	$ 3,034	$ (6,624)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization - property and equipment	14,463	9,732
Amortization of intangible assets	13,982	8,991
Gain on sale of assets	(477)	(411)
Credit losses	1,552	515
Stock based compensation	25,727	24,738
Deferred taxes	(20,005)	(25,529)
Accretion of discounts on notes payable	483	642
Changes in operating assets and liabilities
Accounts receivable	(9,282)	(13,559)
Contract assets	(4,068)	(10,866)
Prepaid expenses and other assets	(5,702)	143
Accounts payable and accrued expenses	7,647	27,728
Contract liabilities	(3,053)	(3,778)
Net cash provided by operating activities	24,301	11,722
Cash Flows from Investing Activities:
Purchases of property and equipment	(626)	(2,093)
Proceeds from sale of assets and disposal of leases	478	411
Payments received under loans to shareholders	11	115
Purchase of intangible asset	(2,925)	-
Acquisitions of businesses, net of cash acquired	(24,450)	(25,687)
Collections under stock subscription notes receivable	46	98
Net cash used in investing activities	(27,466)	(27,156)
Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	47,151	-
(Repayments) Borrowings under revolving credit facility	(8,290)	45,290
Repayments under fixed line of credit	(345)	(430)
Proceeds from notes payable	6,209	-
Repayment under notes payable	(16,267)	(11,237)
Proceeds from finance leases	4,569	-
Payments on finance leases	(9,010)	(6,782)
Payment of contingent consideration from acquisitions	(2,299)	-
Payments for purchase of treasury stock	(11,143)	(4,833)
Repurchases of common stock	(23,348)	(745)
Proceeds from issuance of common stock	1,949	1,576
Net cash (used) provided by financing activities	(10,824)	22,839
Net (decrease) increase in cash and cash equivalents	(13,989)	7,405
Cash and cash equivalents, beginning of period	20,687	13,282
Cash and cash equivalents, end of period	$ 6,698	$ 20,687
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 6,555	$ 4,212
Cash paid for income taxes	$ 8,454	$ 1,133
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$ (11,851)	$ (8,246)
Note payable converted to common shares	$ (3,368)	$ (1,343)
Issuance of notes payable for acquisitions	$ (21,625)	$ (13,650)
Issuance of contingent considerations	$ (2,030)	$ (10,379)
Settlement of contingent consideration	$ 1,868	$ -

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Net income (loss) (GAAP)	$ 5,904	$ (7,710)	$ 3,034	$ (6,624)
+ tax (benefit) expense (GAAP)	(5,437)	2,078	(11,980)	177
Income (loss) before tax expense (GAAP)	$ 467	$ (5,632)	$ (8,946)	$ (6,447)
+ acquisition related expenses	2,078	2,849	6,426	5,025
+ amortization of intangibles	3,133	3,378	13,982	8,991
+ non-cash stock comp related to pre-IPO	907	1,747	4,381	6,955
+ other non-core expenses	234	249	3,000	923
Adjusted income before tax expense	$ 6,819	$ 2,591	$ 18,843	$ 15,447
Adjusted income tax expense	(5,904)	(2,285)	(2,113)	(620)
Adjusted net income	$ 12,723	$ 4,876	$ 20,956	$ 16,067
Adjusted earnings allocated to non-vested shares	940	584	1,590	2,028
Adjusted net income attributable to common shareholders	$ 11,783	$ 4,292	$ 19,366	$ 14,039
Earnings (loss) per share (GAAP)
Basic	$ 0.34	$ (0.59)	$ 0.18	$ (0.53)
Diluted	$ 0.33	$ (0.59)	$ 0.17	$ (0.53)
Adjusted earnings per share (Non-GAAP)
Basic	$ 0.72	$ 0.33	$ 1.23	$ 1.12
Diluted	$ 0.71	$ 0.31	$ 1.20	$ 1.03
Weighted average shares outstanding
Basic	16,345,248	13,043,111	15,754,344	12,490,914
Diluted	16,696,194	13,984,138	16,132,023	13,681,711

Basic Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Earnings (loss) per share (GAAP)	$ 0.34	$ (0.59)	$ 0.18	$ (0.53)
Pre-tax basic per share adjustments	$ 0.08	$ 0.79	$ 1.03	$ 1.78
Adjusted earnings per share before tax expense	$ 0.42	$ 0.20	$ 1.21	$ 1.25
Tax expense per share adjustment	$ (0.36)	$ (0.18)	$ (0.13)	$ (0.04)
Adjusted earnings per share - adjusted net income	$ 0.78	$ 0.38	$ 1.34	$ 1.29
Adjusted earnings per share allocated to non-vested shares	$ 0.06	$ 0.05	$ 0.11	$ 0.17
Adjusted earnings per share attributable to common shareholders	$ 0.72	$ 0.33	$ 1.23	$ 1.12

Diluted Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023
Earnings (loss) per share (GAAP)	$ 0.33	$ (0.59)	$ 0.17	$ (0.53)
Pre-tax diluted per share adjustments	$ 0.09	$ 0.78	$ 1.00	$ 1.66
Adjusted earnings per share before tax expense	$ 0.42	$ 0.19	$ 1.17	$ 1.13
Tax expense per share adjustment	$ (0.35)	$ (0.16)	$ (0.13)	$ (0.05)
Adjusted earnings per share - adjusted net income	$ 0.77	$ 0.35	$ 1.30	$ 1.18
Adjusted earnings per share allocated to non-vested shares	$ 0.06	$ 0.04	$ 0.10	$ 0.15
Adjusted earnings per share attributable to common shareholders	$ 0.71	$ 0.31	$ 1.20	$ 1.03

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended December 31,			For the Year Ended December 31,
	2024	2023		2024	2023
Gross contract revenue	$ 113,224	$ 92,969		$ 426,564	$ 346,256
Contract costs (exclusive of depreciation and amortization)	53,048	46,132		203,761	170,223
Operating expense	58,763	50,530		224,803	176,689
Income (loss) from operations	1,413	(3,693)		$ (2,000)	$ (656)
Other expense	946	1,939		6,946	5,791
Income tax (benefit) expense	(5,437)	2,078		(11,980)	177
Net income (loss)	$ 5,904	$ (7,710)		$ 3,034	$ (6,624)
Net margin	5.2%	(8.3) %		0.7%	(1.9) %

Other financial information [1]
Net service billing	$ 98,622	$ 80,516		$ 379,669	$ 303,994
Adjusted EBITDA	17,012	11,249		59,520	47,031
Adjusted EBITDA margin, net	17.2%	14.0%		15.7%	15.5%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended December 31,			For the Year Ended December 31,
	2024	2023		2024	2023
Gross contract revenue	$ 113,224	$ 92,969		$ 426,564	$ 346,256
Less: sub-consultants and other direct expenses	14,602	12,453		46,895	42,262
Net service billing	$ 98,622	$ 80,516		$ 379,669	$ 303,994

Adjusted EBITDA Reconciliation	For the Three Months Ended December 31,			For the Year Ended December 31,
	2024	2023		2024	2023
Net Service Billing	$ 98,622	$ 80,516		$ 379,669	$ 303,994

Net income (loss)	$ 5,904	$ (7,710)		$ 3,034	$ (6,624)
+ interest expense	2,107	1,795		7,951	5,340
+ depreciation & amortization	7,256	5,939		27,828	18,723
+ tax (benefit) expense	(5,437)	2,078		(11,980)	177
EBITDA	$ 9,830	$ 2,102		$ 26,833	$ 17,616
+ non-cash stock compensation	5,455	6,504		25,841	24,984
+ settlements and other non-core expenses	234	310	310	3,000	1,170
+ acquisition expenses	1,493	2,333		3,846	3,261
Adjusted EBITDA	$ 17,012	$ 11,249		$ 59,520	$ 47,031
Adjusted EBITDA margin, net	17.2%	14.0%		15.7%	15.5%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended December 31,
Consolidated Gross Revenue	2024	%	2023	%	Change	% Change
Building Infrastructure[3]	54,012	47.7%	49,967	53.7%	4,045	8.1%
Transportation	27,476	24.3%	21,202	22.8%	6,274	29.6%
Power and Utilities[3]	18,797	16.6%	16,684	17.9%	2,113	12.7%
Emerging Markets[1]	12,939	11.4%	5,116	5.6%	7,823	152.9%
Total	113,224	100.0%	92,969	100.0%	20,255	21.8%

Acquired[2]	14,103	20.5%	12,995	16.3%	1,108	8.5%

(dollars in thousands)	For the Year Ended December 31,
Consolidated Gross Revenue	2024	%	2023	%	Change	% Change
Building Infrastructure[3]	219,596	51.4%	194,867	56.3%	24,729	12.7%
Transportation	87,746	20.6%	72,829	21.0%	14,917	20.5%
Power and Utilities[3]	75,026	17.6%	64,156	18.5%	10,870	16.9%
Emerging Markets[1]	44,196	10.4%	14,404	4.2%	29,792	206.8%
Total	426,564	100.0%	346,256	100.0%	80,308	23.2%

Acquired[2]	42,454	10.0%	30,497	10.7%	11,957	39.2%

1 Represents environmental, mining, water resources, imaging and mapping, and other.

2 Acquired revenue in prior periods is as previously reported; four quarters post-closing, acquired revenue is reclassified as organic for the purpose of calculating organic growth rates.

3 Includes certain reclassifications of revenue between categories from prior periods for consistency of presentation.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended December 31,
(dollars in thousands)	2024	%	2023	%	Change	Organic +/-
Gross Revenue	99,122	100.0%	92,970	100.0%	6,152	6.6%
Building Infrastructure	51,425	51.9%	49,821	53.6%	1,604	3.2%
Transportation	24,904	25.1%	21,349	23.0%	3,555	16.7%
Power and Utilities	16,382	16.5%	16,684	17.9%	(302)	-1.8%
Emerging Markets	6,411	6.5%	5,116	5.5%	1,295	25.3%

	For the Year Ended December 31,
(dollars in thousands)	2024	%	2023	%	Change	Organic +/-
Gross Revenue	384,110	100.0%	346,259	100.0%	37,851	10.9%
Building Infrastructure	210,603	54.8%	194,612	56.2%	15,991	8.2%
Transportation	81,928	21.3%	73,133	21.1%	8,795	12.0%
Power and Utilities	69,118	18.0%	64,157	18.5%	4,961	7.7%
Emerging Markets	22,461	5.9%	14,357	4.2%	8,104	56.4%

	For the Three Months Ended December 31,
(dollars in thousands)	2024	%	2023	%	Change	Organic +/-
Net Revenue	87,357	100.0%	80,516	100.0%	6,841	8.5%
Building Infrastructure	47,410	54.3%	45,831	56.9%	1,579	3.4%
Transportation	19,159	21.9%	14,988	18.6%	4,171	27.8%
Power and Utilities	15,217	17.4%	15,327	19.0%	(110)	-0.7%
Emerging Markets	5,571	6.4%	4,370	5.5%	1,201	27.5%

	For the Year Ended December 31,
(dollars in thousands)	2024	%	2023	%	Change	Organic +/-
Net Revenue	343,687	100.0%	303,994	100.0%	39,693	13.1%
Building Infrastructure	194,744	56.7%	179,964	59.2%	14,780	8.2%
Transportation	63,596	18.5%	52,690	17.3%	10,906	20.7%
Power and Utilities	65,022	18.9%	59,002	19.4%	6,020	10.2%
Emerging Markets	20,325	5.9%	12,338	4.1%	7,987	64.7%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT DECEMBER 31, 2024
(Unaudited)

Category	Percentage
Building Infrastructure	41%
Transportation	35%
Power and Utilities	15%
Emerging Markets	9%
TOTAL	100%